UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22936

Diversified Real Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   May 31

Date of reporting period:   November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report November 30, 2016

DRA
Diversified Real Asset Income Fund

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Table

of Contents

NUVEEN	3

Portfolio Managers’

Comments

Diversified Real Asset Income Fund (DRA)

Diversified Real Asset Income Fund (DRA) (the Fund) is a closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund is sub-advised by NAM using its real asset income strategy, and its portfolio managers are John G. Wenker, Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Here the portfolio management team reviews key investment strategies and the Fund’s performance for the six-month reporting period ended November 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended November 30, 2016?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations in 2014, the portfolio management team has been repositioning its assets to align DRA’s portfolio with NAM’s real asset income strategy. With this strategy, at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and real estate investment trust (REIT) securities. The portfolio management team actively manages the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. All of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), but no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. The Fund may also invest up to 75% of its managed assets in non-U.S. issuers. Our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time.

In addition, we typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. The Fund utilizes credit facilities that charge either one-month LIBOR plus a spread, or three-month LIBOR plus a spread. The borrowed proceeds are used to invest in more securities than the Fund would typically hold. Leverage is discussed in more detail in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	NUVEEN

is a Custom Blended Index, which is an index NAM created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index consists of 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Our security selection process starts with a screening process for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, we continued to reposition the portfolio in order to align it with our real asset income strategy. As part of this repositioning, we have been selling holdings that we believe have lower yield and lower capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives, while also more equally balancing the Fund’s U.S. and non-U.S. exposure. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

Since June 2016, the Fund has been party to five total return swaps for approximately $35 million using exchange-traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio. In each of these total return swaps, the Fund receives the dividend payment from the ETF, pays a spread over London Inter-bank Offered Rate (LIBOR) to the swap provider and, at the termination of the swap, receives the capital gain (or pays the loss) accrued during the reporting period. The objective of the total return swaps is to increase income in the Fund. During the reporting period, these swaps had a negative impact on overall Fund performance.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts during the reporting period to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. Rates for Treasury securities across the yield curve moved higher during the reporting period, particularly for longer maturity Treasuries. Therefore, the hedge increased in value on a mark-to-market basis, offsetting much of the devaluation that rising interest rates caused within the underlying bond portfolio.

How did the Fund perform during this six-month reporting period ended November 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended November 30, 2016. For the six-month reporting period ended November 30, 2016, the Fund’s total return at net asset value (NAV) underperformed both the MSCI World Index and its Custom Blended Index. Our management team is still in the process of transitioning the Fund’s portfolio to our global real asset income strategy, making comparisons to its global, equity-oriented benchmarks somewhat less meaningful.

Despite the fact that high yield debt was the only asset class in the Fund to produce positive absolute returns during the reporting period, it was the largest detractor from performance relative to the Custom Blended Index. While the Fund’s holdings collectively produced a strong gain, they underperformed the benchmark’s holdings. Among the largest weighted sectors in our blended index, the best performers were wireless telecommunications, metals and mining, energy exploration and production, and energy oil field services, which together represented approximately 20% of the index. However, the Fund’s mandate precludes us from investing in these sectors; therefore, our high yield portfolio

NUVEEN	5

Portfolio Managers’ Comments (continued)

couldn’t keep up with the benchmark’s results. Also, the rally in the high yield market broadened throughout the reporting period as investors searched for yield in credits that were beaten down in 2015 and early 2016. As a result, CCC rated credits outperformed for the six-month reporting period. Our high yield portfolio had an underweight to CCC and lower rated securities, given our modestly higher credit quality bias, which also detracted from performance during the reporting period. All that being said, the positive absolute performance of our high yield portfolio did contribute favorably to the Fund’s overall return.

On the other hand, the area that contributed the most to the Fund’s relative returns versus the benchmark was REIT common equities, mainly due to our security selection within the group. Our focus on higher yielding companies in the portfolio led our holdings to generally outperform as investors continued to clamor for income during much of the reporting period. Nine of the thirteen property types owned within the REIT common equity portfolio outperformed their respective benchmark sector with malls, office and diversified offering the strongest contributions.

REIT preferred shares also performed well within the Fund’s portfolio on both an absolute and relative basis. The leading contributor to our relative outperformance was a lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark posted negative total returns during the period after performing strongly in the first part of the year. We also benefited from security selection within the net lease group during the period. The preferred holdings we owned in the net lease space advanced by more than 8%, while the benchmark’s holdings collectively returned -2.5%, which favored our strategy.

The credit performance of the Fund’s whole loan portfolio was relatively stable during the reporting period due to the continued strong performance of the commercial real estate sector. As of November 30, 2016, approximately 7% of the Fund’s net asset value remained in whole loans, which we are continuing to monetize. During the reporting period, we sold or paid off five loans and reallocated the proceeds to the generally higher yielding real asset income strategy.

In the real asset income portion of the portfolio, we reduced the Fund’s U.S. REIT preferred exposure over the period mostly because of the significant premiums that these securities were trading at as investors continued to pile into the highest yielding parts of the market. Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe, and slightly down the yield ladder as a result. This meant moving out of more senior positions of lower-quality companies and into subordinated positions higher up the quality spectrum. Therefore, within our preferred exposure, we took the proceeds from REIT preferred sales and redeployed that money to the infrastructure preferred sleeve. Within the infrastructure preferred segment, we increased our holdings in hybrids, mandatory convertible securities and straight utility preferred securities. We believed valuations looked more appealing in these segments, albeit at lower current yields, potentially providing more downside protection as these securities were not trading at the significant premiums observed within the real estate sector.

Within real estate, we continued to have a slight underweight to REIT equities and, after trimming our REIT preferred holdings over the period, a larger underweight to that category. Although real estate fundamentals remain supportive, we believe that growth within the sector is beginning to slow slightly, especially in some of the larger coastal markets such as New York City and San Francisco. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle.

Within the high yield portfolio, we maintained our pipeline exposure, which was the largest of all the sector weights. Our pipeline credits performed well, posting some of the best total returns in the space as the energy sector continued to be bolstered by the rising price of oil. While our next three biggest concentrations were in data centers, real estate and hospitals, we continued to invest our high yield portfolio across the spectrum of infrastructure.

6	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the reporting period, the income generated from the spread between the cost of borrowing and the yield from invested assets was positive. The Fund’s use of leverage had a negative impact on the performance of the Fund over the reporting period.

As of November 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	35.02%
Regulatory Leverage*	30.05%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of borrowings of the Fund, which is part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
June 1, 2016	Draws	Paydowns	November 30, 2016	Average Balance Outstanding	Draws	Paydowns	January 25, 2017
$136,300,000	$1,200,000	$—	$137,500,000	$136,503,279	$—	$—	$137,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUND’S EFFECTIVE LEVERAGE

Total Return Swaps

During the current reporting period, the Fund invested in total return swaps which modestly increased the overall effective leverage of the Fund. Under the terms of the swaps, the Fund receives the total return on an underlying basket of exchange-traded-funds (ETFs) in exchange for periodic interest payments.

NUVEEN	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of November 30, 2016, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of November 30, 2016 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of November 30, 2016

Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
100%	0.0%	0.0%	$0.6450	$0.6450	$0.0000	$0.0000

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of November 30, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
9/8/2014	$0.1050	7.02%	6.09%	2.98%	7.12%	7.22%

8	NUVEEN

SHARE REPURCHASES

The Fund’s Board of Trustees has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase annually up to 10% of its outstanding shares in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer.

As of November 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares cumulatively repurchased and retired	682,000
Approximate number of shares authorized for repurchase	1,790,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares repurchased and retired	59,500
Weighted average price per share repurchased and retired	$16.10
Weighted average discount per share repurchased and retired	15.30%

OTHER SHARE INFORMATION

As of November 30, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$17.94
Share price	$15.41
Premium/(Discount) to NAV	(14.10)%
6-month average premium/(discount) to NAV	(13.75)%

NUVEEN	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Diversified Real Asset Income Fund (DRA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as whole loan risk and foreign investment risk, see the Fund’s web page at www.nuveen.com/DRA.

10	NUVEEN

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of November 30, 2016

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
DRA at NAV	(1.13)%	6.09%	2.98%
DRA at Share Price	(1.07)%	2.79%	1.32%
MSCI World Index	3.15%	3.15%	1.11%
Custom Blended Index (New Comparative Benchmark)	(0.37)%	5.72%	1.08%
Custom Blended Index (Old Comparative Benchmark)	(0.65)%	5.73%	2.34%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure. Effective December 31, 2015, the Custom Blended Index constituents were changed. The changes were made with the aim to more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. The Fund maintains the MSCI World Index as its primary benchmark.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

NUVEEN	11

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.5%
Convertible Preferred Securities	11.5%
$25 Par (or similar) Retail Preferred	31.3%
Convertible Bonds	1.0%
Corporate Bonds	19.9%
1,000 Par (or similar) Institutional Preferred	8.6%
Whole Loans	6.7%
Corporate Notes	2.5%
Investment Companies	1.2%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	143.0%
Borrowings	(43.0)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)1

Common Stocks	40.8%
Convertible Preferred Securities	8.0%
$25 Par (or similar) Retail Preferred	21.8%
Convertible Bonds	0.7%
Corporate Bonds	13.9%
1,000 Par (or similar) Institutional Preferred	6.0%
Whole Loans	4.7%
Corporate Notes	1.7%
Investment Companies	0.9%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of fixed-income securities, at value)

A	2.0%
BBB	32.8%
BB	18.0%
B	8.8%
CCC	1.2%
N/R (not rated)	25.9%
N/A (not applicable)	11.3%
Total	100%

Country Allocation

(% of total investments, at value)1

United States	62.2%
Canada	11.7%
Australia	5.1%
United Kingdom	4.0%
Singapore	3.6%
Hong Kong	2.1%
Spain	1.7%
Other	9.6%
Total	100%

1	Excluding investments in derivatives.

12	NUVEEN

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	November 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.2% (98.5% of Total Investments)

	COMMON STOCKS – 58.5% (40.8% of Total Investments)

	Air Freight & Logistics – 1.1% (0.8% of Total Investments)

122,445	BPost SA	$2,751,194
25,466	Oesterreichische Post AG	824,818
	Total Air Freight & Logistics	3,576,012

	Commercial Services & Supplies – 0.8% (0.5% of Total Investments)

171,041	Covanta Holding Corporation	2,497,199

	Construction & Engineering – 0.1% (0.1% of Total Investments)

16,485	Ferrovial SA	292,213

	Diversified Telecommunication Services – 0.6% (0.4% of Total Investments)

728,658	HKBN Limited	825,747
372,080	Singapore Telecommunications Limited	981,241
	Total Diversified Telecommunication Services	1,806,988

	Electric Utilities – 7.4% (5.2% of Total Investments)

97,359	Alupar Investimento SA	472,682
2,195,976	AusNet Services	2,408,103
116,746	Brookfield Infrastructure Partners LP	3,677,499
420,948	Contact Energy Limited	1,401,143
6,463	Duke Energy Corporation	476,776
40,737	EDP – Energias de Portugal, S.A.	117,738
56,522	Endesa S.A, (10)	1,168,444
3,002	Hafslund ASA, Class B Shares	32,793
1,150,848	HK Electric Investments Limited, 144A	1,011,898
1,413,306	Infratil Limited	2,792,521
124,954	Scottish and Southern Energy PLC	2,306,050
9,983	Southern Company, (11)	467,404
3,736,096	Spark Infrastructure Group	6,207,569
201,709	Transmissora Alianca de Energia Eletrica SA	1,106,341
	Total Electric Utilities	23,646,961

	Equity Real Estate Investment Trusts – 23.2% (16.2% of Total Investments)

235,587	AEW UK REIT PLC	285,923
25,014	American Hotel Income Properties REIT LP	194,593
117,510	Armada Hoffler Properties Inc.	1,651,015
506,168	Ascendas Real Estate Investment Trust	829,870
84,243	Automotive Properties Real Estate Investment Trust	657,237
35,436	CareTrust REIT Inc.	501,419
120,162	Charter Hall Retail REIT	377,118
75,380	Choice Properties Real Estate Investment Trust	729,502
117,040	City Office REIT, Inc.	1,465,341
2,460	Cofinimmo, SANV	271,673
73,772	Community Healthcare Trust Inc.	1,606,754
24,249	Crombie Real Estate Investment Trust	248,934
200,305	Dream Global Real Estate Investment Trust	1,368,868
55,261	Easterly Government Properties, Inc.	1,072,063
218	Entertainment Properties Trust	15,160
41,451	Eurocommercial Properties NV	1,483,139
1,338,463	Fortune REIT	1,580,651
11,507	Four Corners Property Trust, Inc.	220,704
56,624	Franklin Street Properties Corporation	711,197
1,887,929	Frasers Centrepoint Trust	2,568,432
4,651,090	Frasers Logistics & Industrial Trust	2,985,316

NUVEEN	13

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – (continued)

89,303	Gaming and Leisure Properties Inc.	$2,724,635
61,671	Granite Real Estate, Inc.	2,003,056
14,274	Highwoods Properties, Inc.	686,008
36,736	Hospitality Properties Trust	1,065,160
11,606	ICADE	802,000
196,306	Immobiliare Grande Distribuzione SIIQ SpA	131,283
95,464	Independence Realty Trust	816,217
7,518	Investors Real Estate Trust	47,288
1,126,660	Keppel DC REIT	962,890
179,111	Killam Apartment Real Estate I	1,604,039
6,183	Kilroy Realty Corporation	447,278
6,203	LaSalle Hotel Properties	174,118
59,488	Liberty Property Trust	2,343,827
21,396	LTC Properties Inc.	972,662
338,074	Macquarie Mexico Real Estate Management SA de CV	338,797
1,393,077	Mapletree Commercial Trust	1,404,400
2,124,465	Mapletree Greater China Commercial Trust	1,430,292
251,150	Mapletree Logistics Trust	177,847
117,768	MedEquities Realty Trust, Inc.	1,282,494
270,284	Medical Properties Trust Inc.	3,221,785
67,151	MGM Growth Properties LLC	1,611,624
40,982	New Senior Investment Group Inc.	415,557
28,724	Northview Apartment Real Estate Investment Trust	409,274
297,848	NorthWest Healthcare Properties REIT	2,148,550
6,018	Omega Healthcare Investors Inc.	177,290
97,043	OneREIT	251,403
636,973	Parkway Life Real Estate Investment Trust	1,093,211
442,150	Plaza Retail REIT	1,639,177
812,476	Prologis Property Mexico SA de CV	1,169,198
506,355	Pure Industrial Real Estate Trust	2,005,366
60,234	Senior Housing Properties Trust	1,087,826
55,036	Smart Real Estate Investment Trust	1,275,010
154,582	Spirit Realty Capital Inc.	1,667,940
159,202	STAG Industrial Inc.	3,758,759
2,992	Sunstone Hotel Investors Inc.	43,504
883,966	TF Administradora Industrial S de RL de CV	1,219,234
14,811	Universal Health Realty Income Trust	878,440
9,495	Urstadt Biddle Properties Inc.	215,062
320,657	VEREIT, Inc.	2,658,247
1,192,515	Vicinity Centres	2,571,389
234,571	Viva Energy REIT, (10)	382,814
72,836	Washington Prime Group, Inc.	729,817
40,551	Wereldhave NV	1,693,762
152,154	WPT Industrial Real Estate Investment Trust	1,764,986
	Total Equity Real Estate Investment Trusts	74,328,425

	Gas Utilities – 0.4% (0.3% of Total Investments)

10,166	AmeriGas Partners, LP	456,250
39,711	Enagas	978,539
	Total Gas Utilities	1,434,789

	Health Care Providers & Services – 0.6% (0.4% of Total Investments)

158,883	Sienna Senior Living Inc., Subscription	1,884,170

	Independent Power & Renewable Electricity Producers – 2.3% (1.6% of Total Investments)

10,821	Brookfield Renewable Energy Partners LP	314,350
81,339	Brookfield Renewable Energy Partners LP	2,364,541
30,394	Pattern Energy Group Inc.	596,634
313,041	Renewables Infrastructure Group Limited	417,919
366,769	Saeta Yield S.A, (10)	3,179,730
33,437	TransAlta Renewables Inc.	341,763
	Total Independent Power & Renewable Electricity Producers	7,214,937

14	NUVEEN

Shares	Description (1)	Value

	Media – 0.2% (0.1% of Total Investments)

30,880	Eutelsat Communications	$555,888

	Mortgage Real Estate Investment Trusts – 1.3% (0.9% of Total Investments)

6,607	Apollo Commercial Real Estate Finance, Inc.	113,514
12,894	Ares Commercial Real Estate Corporation	174,456
90,314	Blackstone Mortgage Trust Inc., Class A	2,716,645
58,759	Starwood Property Trust Inc.	1,320,315
	Total Mortgage Real Estate Investment Trusts	4,324,930

	Multi-Utilities – 7.0% (4.9% of Total Investments)

11,568	CenterPoint Energy, Inc.	276,012
888,112	Centrica PLC	2,336,865
1,627,382	Duet Group	2,860,141
318,386	Engie	3,931,191
13,745	Innogy SE, (10)	485,321
12,399,137	Keppel Infrastructure Trust	4,152,221
64,065	National Grid PLC	3,656,190
571,230	Redes Energeticas Nacionais SA	1,561,373
1,460,814	Vector Limited	3,248,483
	Total Multi-Utilities	22,507,797

	Oil, Gas & Consumable Fuels – 6.8% (4.8% of Total Investments)

41,958	AltaGas Limited	1,019,511
1,629	Cheniere Energy Partners LP Holdings LLC	47,844
3,529	DCP Midstream Partners LP	122,209
7,250	Enbridge Energy Partners LP	179,075
40,300	Enbridge Income Fund Holdings Inc.	1,024,525
195,998	Enterprise Products Partnership LP	5,082,228
82,561	Inter Pipeline Limited	1,678,509
110	Magellan Midstream Partners LP	7,618
13,657	Noble Midstream Partners LP, (10)	437,980
11,181	Pembina Pipeline Corporation	328,530
133,600	Plains All American Pipeline LP	4,402,120
80,724	Plains GP Holdings LP, Class A Shares	2,838,269
15,434	Snam Rete Gas S.p.A	59,771
59,048	Targa Resources Corporation	3,146,668
156,312	Veresen Inc.	1,435,934
	Total Oil, Gas & Consumable Fuels	21,810,791

	Real Estate Management & Development – 0.6% (0.4% of Total Investments)

16,282	Atrium European Real Estate Ltd	66,783
27,898	Brookfield Property Partners	590,601
252,994	Citycon Oyj	582,391
20,372	Landmark Infrastructure Partners LP	298,450
489,033	Propertylink Group	261,817
	Total Real Estate Management & Development	1,800,042

	Road & Rail – 0.5% (0.3% of Total Investments)

357,040	Aurizon Holdings Limited	1,313,008
88,150	Stagocoach Group PLC	224,998
	Total Road & Rail	1,538,006

	Transportation Infrastructure – 5.2% (3.7% of Total Investments)

246,823	Abertis Infraestructuras S.A	3,297,409
45,969	Cosco Shipping Ports Limited	48,123
221,486	Enav S.p.A, (10)	748,827
7,336,751	Hopewell Highway Infrastructure Limited	3,764,619
5,695,842	Hutchison Port Holdings Trust	2,392,254
101,272	Jiangsu Expressway Company Limited	135,003
22,183	Macquarie Infrastructure Corporation	1,817,675
241,595	Sydney Airport	1,120,388

NUVEEN	15

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Transportation Infrastructure (continued)

408,672	Transurban Group			$3,180,801
290,673	Zhejiang Expressway Company Limited			310,666
	Total Transportation Infrastructure			16,815,765

	Water Utilities – 0.4% (0.2% of Total Investments)

670,845	Inversiones Aguas Metropolitanas SA			1,133,399
	Total Common Stocks (cost $189,816,634)			187,168,312

Shares	Description (1)	Coupon	Ratings (12)	Value

	CONVERTIBLE PREFERRED SECURITIES – 11.5% (8.0% of Total Investments)

	Electric Utilities – 4.7% (3.3% of Total Investments)

93,482	Exelon Corporation	6.500%	BB+	$4,286,150
55,863	Great Plains Energy Inc.	7.000%	N/R	2,737,287
91,667	NextEra Energy Inc.	6.123%	BBB	4,308,349
65,378	NextEra Energy Inc.	6.371%	BBB	3,655,284
	Total Electric Utilities			14,987,070

	Equity Real Estate Investment Trusts – 3.1% (2.2% of Total Investments)

64,965	Alexandria Real Estate Equities Inc.	7.000%	Baa3	2,243,241
45,883	American Homes 4 Rent	5.000%	N/R	1,261,783
35,005	American Tower Corporation	5.500%	N/R	3,562,809
20,315	Equity Commonwealth	6.500%	Ba1	522,095
1,147	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	27,700
5,234	Lexington Corporate Properties Trust, Series B	6.500%	N/R	263,794
36,590	Ramco-Gershenson Properties Trust	7.250%	N/R	2,283,948
	Total Equity Real Estate Investment Trusts			10,165,370

	Gas Utilities – 0.5% (0.3% of Total Investments)

27,189	Spire, Inc., (13)	6.750%	N/R	1,569,893

	Multi-Utilities – 2.8% (1.9% of Total Investments)

12,196	Black Hills Corp	7.750%	N/R	804,448
103,986	Dominion Resources Inc.	6.750%	BBB–	5,106,752
58,737	DTE Energy Company	5.000%	BBB–	2,995,587
	Total Multi-Utilities			8,906,787

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

29,408	Anadarko Petroleum Corporation	7.500%	N/R	1,209,551
	Total Convertible Preferred Securities (cost $36,386,193)			36,838,671

Shares	Description (1)	Coupon	Ratings (12)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.3% (21.8% of Total Investments)

	Electric Utilities – 6.6% (4.6% of Total Investments)

11,814	APT Pipelines Limited	6.455%	N/R	$905,556
91,690	Brookfield Infrastructure	5.350%	BBB–	1,731,005
99,660	Entergy Arkansas Inc.	4.875%	A	2,117,775
17,721	Entergy Louisiana LLC	4.875%	A	377,457
28,269	Entergy New Orleans, Inc.	5.500%	A	687,219
24,771	Entergy Texas Inc.	5.625%	A	620,514
82,026	Integrys Energy Group Inc., (13)	6.000%	Baa1	2,132,676
123,146	NextEra Energy Inc.	5.250%	BBB	2,712,906
55,582	NextEra Energy Inc.	5.000%	BBB	1,253,374
67,123	Pacific Gas & Electric Corporation	6.000%	BBB+	2,046,580
123,339	PPL Capital Funding, Inc.	5.900%	BBB	3,069,908
37,147	SCE Trust I	5.625%	Baa1	899,329
123,985	Southern Company	5.250%	BBB	2,717,751
	Total Electric Utilities			21,272,050

16	NUVEEN

Shares	Description (1)	Coupon	Ratings (12)	Value

	Equity Real Estate Investment Trusts – 16.3% (11.3% of Total Investments)

38,611	American Homes 4 Rent	6.350%	N/R	$916,239
39,253	American Homes 4 Rent	5.500%	N/R	1,073,570
39,423	American Homes 4 Rent	5.000%	N/R	1,095,959
47,768	American Homes 4 Rent	6.500%	N/R	1,154,075
105,637	CBL & Associates Properties Inc.	7.375%	BB	2,595,501
32,189	CBL & Associates Properties Inc.	6.625%	BB	765,454
183,565	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,541,398
39,955	Chesapeake Lodging Trust	7.750%	N/R	1,022,049
116,713	City Office REIT, Inc.	6.625%	N/R	2,561,850
8,851	DDR Corporation	6.250%	Baa3	218,177
56,817	EPR Properties Inc.	9.000%	BB	2,009,617
2,960	EPR Properties Inc.	5.750%	BB	81,992
34,296	Gladstone Commercial Corporation	7.000%	N/R	848,826
79,423	Gramercy Property Trust	7.125%	BB+	2,057,056
69,158	Hersha Hospitality Trust	6.875%	N/R	1,728,950
71,333	Hersha Hospitality Trust	6.500%	N/R	1,683,459
117,674	Hersha Hospitality Trust	6.500%	N/R	2,781,813
75,220	Investors Real Estate Trust	7.950%	N/R	1,921,871
68,110	LaSalle Hotel Properties	6.300%	N/R	1,638,727
56,811	Monmouth Real Estate Investment Corp	6.125%	N/R	1,393,574
87,682	Pebblebrook Hotel Trust	6.500%	N/R	2,235,891
59,934	Pebblebrook Hotel Trust	6.375%	N/R	1,483,367
3,992	Post Properties, Inc., Series A	8.500%	Baa3	267,185
1,991	PS Business Parks, Inc.	6.000%	BBB	49,078
20,122	Public Storage, Inc.	5.750%	A3	488,160
23,403	Rait Financial Trust	7.125%	N/R	562,842
57	Rexford Industrial Realty Inc.	5.875%	BB	1,297
16,120	Senior Housing Properties Trust	6.250%	BBB–	398,970
41,073	STAG Industrial Inc.	6.875%	BB+	1,076,113
63,852	Summit Hotel Properties Inc.	7.875%	N/R	1,642,273
123,744	Summit Hotel Properties Inc.	7.125%	N/R	3,124,536
40,687	Summit Hotel Properties Inc.	6.450%	N/R	962,248
85,003	Sunstone Hotel Investors Inc.	6.450%	N/R	2,075,773
21,724	Taubman Centers Incorporated, Series K	6.250%	N/R	543,100
54,861	UMH Properties Inc.	8.000%	N/R	1,455,462
51,095	Urstadt Biddle Properties	7.125%	N/R	1,305,477
77,598	Urstadt Biddle Properties	6.750%	N/R	1,991,165
10,536	Washington Prime Group, Inc.	6.875%	Ba1	259,186
	Total Equity Real Estate Investment Trusts			52,012,280

	Independent Power & Renewable Electricity Producers – 0.2% (0.2% of Total Investments)

41,214	Brookfield Renewable Partners, Preferred Equity	5.750%	BB+	782,063

	Mortgage Real Estate Investment Trusts – 1.6% (1.1% of Total Investments)

27,106	Apollo Commercial Real Estate Finance	8.625%	N/R	691,203
53,499	Arbor Realty Trust Incorporated	7.375%	N/R	1,354,595
26,727	Colony Financial Inc.	7.500%	N/R	668,175
86,648	Colony Financial Inc.	7.125%	N/R	2,077,819
7,338	Colony Financial Inc.	8.500%	N/R	185,725
	Total Mortgage Real Estate Investment Trusts			4,977,517

	Multi-Utilities – 3.7% (2.6% of Total Investments)

45,190	Dominion Resources Inc.	6.375%	Baa3	2,271,701
213,439	Dominion Resources Inc.	5.250%	BBB–	4,559,057
97,288	DTE Energy Company, (WI/DD), (13)	6.000%	Baa2	2,390,366
91,963	DTE Energy Company	5.375%	Baa2	2,048,936
30,646	DTE Energy Company	5.250%	Baa2	717,116
	Total Multi-Utilities			11,987,176

	Oil, Gas & Consumable Fuels – 2.4% (1.7% of Total Investments)

68,613	Kinder Morgan Inc., Delaware	9.750%	N/R	3,373,015
108,221	Nustar Energy LP	8.500%	BB+	2,737,991

NUVEEN	17

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares		Description (1)	Coupon		Ratings (12)	Value

		Oil, Gas & Consumable Fuels – 2.4% (continued)

3,989		Nustar Logistics Limited Partnership	7.625%		Ba2	$101,440
68,538		Pembina Pipeline Corporation	5.750%		BB+	1,320,962
		Total Oil, Gas & Consumable Fuels				7,533,408

		Real Estate Management & Development – 0.2% (0.1% of Total Investments)

26,111		Landmark Infrastructure Partners LP	8.000%		N/R	629,014

		Trading Companies & Distributors – 0.3% (0.2% of Total Investments)

37,739		GATX Corporation	5.625%		BBB	900,075
		Total $25 Par (or similar) Retail Preferred (cost $102,856,248)				100,093,583

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (12)	Value

		CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

		Multi-Utilities – 0.5% (0.4% of Total Investments)

$1,670		Dominion Resources Inc.	5.750%	10/01/54	BBB–	$1,711,750

		Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

1,705		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	1,449,250
$3,375		Total Convertible Bonds (cost $3,312,965)				3,161,000

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		CORPORATE BONDS – 19.9% (13.9% of Total Investments)

		Commercial Services & Supplies – 1.6% (1.1% of Total Investments)

$1,225		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$1,212,750
2,285		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,227,875
1,515		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	1,643,775
		Total Commercial Services & Supplies				5,084,400

		Construction & Engineering – 0.2% (0.2% of Total Investments)

7,500	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	819,268

		Consumer Finance – 0.1% (0.1% of Total Investments)

330		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	313,500

		Diversified Telecommunication Services – 1.2% (0.9% of Total Investments)

1,955		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	1,998,988
2,060		SBA Communications Corporation, 144A	4.875%	9/01/24	B	1,993,050
		Total Diversified Telecommunication Services				3,992,038

		Electric Utilities – 0.2% (0.1% of Total Investments)

775		Intergen NV, 144A	7.000%	6/30/23	B1	666,500

		Energy Equipment & Services – 0.5% (0.4% of Total Investments)

1,515	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	1,693,263

		Equity Real Estate Investment Trusts – 3.3% (2.3% of Total Investments)

1,840		Care Capital Properties, Inc., 144A	5.125%	8/15/26	BBB–	1,767,379
555		CoreCivic, Inc.	4.625%	5/01/23	Ba1	539,738
635		Corporate Office Properties LP	5.000%	7/01/25	BBB–	650,328
1,795		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	1,889,238
1,390		Geo Group Inc.	6.000%	4/15/26	B+	1,334,400
935		MPT Operating Partnership Finance	5.250%	8/01/26	BBB–	876,562
955		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	913,372
1,600		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	1,536,000
1,070		Trust F/1401, 144A	5.250%	1/30/26	Baa2	1,027,200
		Total Equity Real Estate Investment Trusts				10,534,217

18	NUVEEN

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		Gas Utilities – 1.5% (1.0% of Total Investments)

$1,075		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	$1,069,292
1,525		Ferrellgas LP	6.750%	1/15/22	B	1,437,312
965		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	965,000
20		Suburban Propane Partners LP	5.500%	6/01/24	BB–	20,050
1,205		Suburban Propane Partners LP	5.750%	3/01/25	BB–	1,211,025
		Total Gas Utilities				4,702,679

		Health Care Equipment & Supplies – 0.3% (0.2% of Total Investments)

1,050		Tenet Healthcare Corporation	8.125%	4/01/22	B–	958,125

		Health Care Providers & Services – 1.3% (0.9% of Total Investments)

935		Acadia Healthcare	5.625%	2/15/23	B	920,975
710		Community Health Systems, Inc.	6.875%	2/01/22	B	473,925
425		HCA Inc.	5.375%	2/01/25	BB	415,969
755		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	660,625
715		Kindred Healthcare Inc.	6.375%	4/15/22	B–	609,537
390		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	388,537
635		Select Medical Corporation	6.375%	6/01/21	B–	609,200
		Total Health Care Providers & Services				4,078,768

		Hotels, Restaurants & Leisure – 0.4% (0.3% of Total Investments)

1,255		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	9/01/26	BB–	1,201,662

		Independent Power & Renewable Electricity Producers – 0.6% (0.4% of Total Investments)

1,105		Dynegy Inc., 144A	8.000%	1/15/25	B+	1,016,600
1,420		GenOn Energy Inc.	9.500%	10/15/18	CCC+	990,450
		Total Independent Power & Renewable Electricity Producers				2,007,050

		Internet Software & Services – 0.4% (0.2% of Total Investments)

1,125		Equinix Inc.	5.750%	1/01/25	BB+	1,160,156

		IT Services – 0.6% (0.4% of Total Investments)

1,875		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,954,688

		Marine – 0.2% (0.1% of Total Investments)

605		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	520,300

		Multi-Utilities – 1.4% (1.0% of Total Investments)

1,505	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	1,897,856
2,000	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	2,556,046
		Total Multi-Utilities				4,453,902

		Oil, Gas & Consumable Fuels – 3.7% (2.6% of Total Investments)

215		Calumet Specialty Products	6.500%	4/15/21	CCC+	175,762
1,420		Calumet Specialty Products	7.625%	1/15/22	CCC+	1,157,300
540		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	545,400
1,420		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,390,720
425		Genesis Energy LP	5.625%	6/15/24	B+	416,500
920		Gibson Energy, 144A	6.750%	7/15/21	BB	954,500
670		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	633,150
95		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	90,725
1,100		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,067,000
400		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	390,000
335		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	334,162
575		Northern Tier Energy LLC	7.125%	11/15/20	BB–	598,000
1,110		PBF Holding Company LLC, 144A	7.000%	11/15/23	BBB–	1,060,050
970		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	931,200
985		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	1,061,338

NUVEEN	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		Oil, Gas & Consumable Fuels – 3.7% (continued)

$805		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	$786,888
150		Tesoro Logistics LP Finance Corporation	5.250%	1/15/25	BB+	152,062
		Total Oil, Gas & Consumable Fuels				11,744,757

		Real Estate Management & Development – 1.0% (0.7% of Total Investments)

1,295		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,333,850
1,735		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,748,013
		Total Real Estate Management & Development				3,081,863

		Road & Rail – 0.3% (0.2% of Total Investments)

1,090		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	1,117,250

		Software – 0.4% (0.3% of Total Investments)

1,265		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,182,775

		Transportation Infrastructure – 0.1% (0.1% of Total Investments)

475		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	452,675

		Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)

876		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	834,390
1,105		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	1,107,762
		Total Wireless Telecommunication Services				1,942,152
		Total Corporate Bonds (cost $65,449,861)				63,661,988

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.6% (6.0% of Total Investments)

		Diversified Financial Services – 0.3% (0.2% of Total Investments)

$810		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$852,591

		Electric Utilities – 5.1% (3.5% of Total Investments)

1,435		AES Gener SA, 144A	8.375%	12/18/73	BB	1,488,812
6,710		Emera, Inc.	6.750%	6/15/76	BBB–	7,112,600
2,035		Enel SpA, 144A	8.750%	9/24/73	BBB–	2,311,455
1,000	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	1,067,534
1,445		Exelon Corporation	6.350%	3/15/33	Baa2	1,485,652
2,075	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	2,796,492
		Total Electric Utilities				16,262,545

		Energy Equipment & Services – 3.0% (2.1% of Total Investments)

4,205		TransCanada Trust	5.875%	8/15/76	BBB	4,352,175
5,410		TransCanada Trust	5.625%	5/20/75	BBB	5,424,715
		Total Energy Equipment & Services				9,776,890

		Oil, Gas & Consumable Fuels – 0.2% (0.2% of Total Investments)

675		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	705,251
		Total $1,000 Par (or similar) Institutional Preferred (cost $27,118,321)				27,597,277

Principal Amount (000)		Description (1)	Interest Rate (8)	Maturity (8)		Value

		WHOLE LOANS – 6.7% (4.7% of Total Investments) (2), (3), (4)

		Commercial Loans – 3.6% (2.5% of Total Investments)

$2,198		150 North Pantano I, AZ	4.900%	8/01/19		$2,191,384
14,000		NCH Commercial Pool II, Rocky Point, Mexico, (5), (7)	11.925%	8/01/14		3,690,400

20	NUVEEN

Principal Amount (000)	Description (1)	Interest Rate (8)	Maturity (8)	Value

	Commercial Loans (continued)

$4,523	RealtiCorp Fund III, Crystal River, FL, (5), (6)	5.925%	7/01/17	$4,046,315
1,943	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN	3.925%	1/01/20	1,570,454
22,664	Total Commercial Loans			11,498,553

	Multifamily Loans – 3.1% (2.2% of Total Investments)

4,897	NCH Multifamily Pool II, Rocky Point Mexico, (5), (7)	11.925%	8/01/14	33,645
4,400	NCH Multifamily Pool, Oklahoma City, OK, (5), (7)	11.925%	8/01/14	2,460,040
12,435	Sapphire Skies I, Cle Elum, WA, (5), (9)	1.925%	3/01/20	7,588,098
21,732	Total Multifamily Loans			10,081,783
$44,396	Total Whole Loans (cost $43,100,984)			21,580,336

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	CORPORATE NOTES – 2.5% (1.7% of Total Investments) (2), (3), (4)

	Diversified Financial Services – 2.5% (1.7% of Total Investments)

$8,000,000	Stratus III, Stratus Properties Inc., (5)	7.250%	12/31/16	$8,000,000
$8,000,000	Total Corporate Notes (cost $8,000,000)			8,000,000

Shares	Description (1), (15)			Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

	Diversified Other – 1.2% (0.9% of Total Investments)

1,417,148	John Laing Infrastructure Fund			$2,243,016
500,022	NextEnergy Solar Fund Limited			656,909
707,391	Starwood European Real Estate Finance Limited			922,704
	Total Diversified Other			3,822,629
	Total Investment Companies (cost $4,187,379)			3,822,629
	Total Long-Term Investments (cost $480,228,585)			451,923,796

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.5% of Total Investments)

$6,840	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/16, repurchase price $6,840,499, collateralized by $6,055,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $6,978,388	0.030%	12/01/16	$6,840,493
	Total Short-Term Investments (cost $6,840,493)			6,840,493
	Total Investments (cost $487,069,078) – 143.3%			458,764,289
	Borrowings – (43.0)% (16), (17)			(137,500,000)
	Other Assets Less Liabilities – (0.3)% (18)			(1,209,412)
	Net Assets – 100%			$320,054,877

Investments in Derivatives as of November 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(64)	3/17	$(7,542,000)	$18,000	$11,378

NUVEEN	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Total Return Swaps

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	iSHR DJ Real Estate ETF	3-Month USD-LIBOR-ICE	6/6/17	$3,710,025	$(7,203)
Morgan Stanley Capital Services LLC	Vanguard Global Ex-U.S. REIT ETF	3-Month USD-LIBOR-ICE	6/6/17	3,729,250	(137,355)
Morgan Stanley Capital Services LLC	iShares iBoxx $ High Yield Corporate Bond ETF	3-Month USD-LIBOR-ICE	6/6/17	6,335,600	91,313
Morgan Stanley Capital Services LLC	iShares Global Infrastructure ETF	3-Month USD-LIBOR-ICE	6/6/17	9,528,800	(279,835)
Morgan Stanley Capital Services LLC	iShares S&P® Preferred Stock Index ETF	3-Month USD-LIBOR-ICE	6/6/17	11,666,700	(435,231)
				$34,970,375	$(768,311)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(3)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(8)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(9)	The interest rate will increase to 2.000% on March 1, 2017.

(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(11)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(12)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(13)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(15)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(16)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(17)	Borrowings as a percentage of Total Investments is 30.0%.

(18)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	November 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $480,228,585)	$451,923,796
Short-term investments, at value (cost approximates value)	6,840,493
Cash denominated in foreign currencies (cost $161,961)	161,590
Cash	54,595
Receivable for:
Dividends	1,550,403
Interest	1,826,970
Investments sold	8,613,221
Reclaims	86,491
Variation margin on futures contracts	18,000
Other assets	663
Total assets	471,076,222
Liabilities
Borrowings	137,500,000
Unrealized depreciation on total return swaps, net	768,311
Payable for:
Dividends	1,834,276
Investments purchased	9,826,745
Accrued expenses:
Management fees	442,389
Interest on borrowings	371,399
Other	278,225
Total liabilities	151,021,345
Net assets	$320,054,877
Shares outstanding	17,835,395
Net asset value (“NAV”) per share outstanding	$17.94
Net assets consist of:
Shares, $.01 par value per share	$178,354
Paid-in surplus	434,682,235
Undistributed (Over-distribution of) net investment income	1,133,725
Accumulated net realized gain (loss)	(86,853,152)
Net unrealized appreciation (depreciation)	(29,086,285)
Net assets	$320,054,877
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Six Months Ended November 30, 2016 (Unaudited)

Investment Income
Dividends (net of tax withheld of $(326,547)	$10,465,570
Interest	4,476,548
Total investment income	14,942,118
Expenses
Management fees	2,286,827
Interest expense on borrowings	956,830
Custodian fees	121,601
Trustees fees	106,288
Professional fees	69,384
Shareholder reporting expenses	48,610
Shareholder servicing agent fees	7,093
Stock exchange listing fees	3,916
Other	23,988
Total expenses before expense reimbursement	3,624,537
Expense reimbursement	(601,611)
Net expenses	3,022,926
Net investment income (loss)	11,919,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,989,626
Swaps	(516,036)
Futures contracts	183,632
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,120,010)
Swaps	(768,311)
Futures contracts	11,378
Net realized and unrealized gain (loss)	(15,219,721)
Net increase (decrease) in net assets from operations	$(3,300,529)

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income	$11,919,192	$29,796,881
Net realized gain (loss) from:
Investments and foreign currency	1,989,626	(42,360,044)
Swaps	(516,036)	—
Futures contracts	183,632	(143,895)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,120,010)	14,953,637
Swaps	(768,311)	—
Futures contracts	11,378	41,626
Net increase (decrease) in net assets from operations	(3,300,529)	2,288,205
Distributions to Shareholders
From net investment income	(11,531,531)	(31,602,898)
Decrease in net assets from distributions to shareholders	(11,531,531)	(31,602,898)
Capital Share Transactions
Common shares:
Cost of shares repurchased or retired	(959,221)	(7,660,004)
Cost of shares repurchased and retired through tender offer	—	(36,737,199)
Net increase (decrease) in net assets from capital share transactions	(959,221)	(44,397,203)
Net increase (decrease) in net assets	(15,791,281)	(73,711,896)
Net assets at the beginning of period	335,846,158	409,558,054
Net assets at the end of period	$320,054,877	$335,846,158
Undistributed (Over-distribution of) net investment income at the end of period	$1,133,725	$746,064

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Six Months Ended November 30, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(3,300,529)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(233,248,044)
Proceeds from sales and maturities of investments	222,285,909
Proceeds from (Purchases of) short-term investments, net	8,496,341
Proceeds from (Payments for) swap contracts, net	(516,036)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(52,361)
Proceeds from (Payments for) closed foreign currency spot contracts	40,057
Amortization (Accretion) of premiums and discounts, net	(333,174)
(Increase) Decrease in:
Receivable for dividends	(466,327)
Receivable for interest	1,824,182
Receivable for investments sold	(3,687,179)
Receivable for reclaims	47,197
Receivable for variation margin on futures contracts	(18,000)
Other assets	4,345
Increase (Decrease) in:
Payable for investments purchased	4,807,840
Accrued management fees	236,056
Accrued interest on borrowings	37,462
Accrued other expenses	5,034
Net realized (gain) loss from:
Investments and foreign currency	(1,989,626)
Swaps	516,036
Paydowns	(2,800)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	16,120,010
Swaps	768,311
Net cash provided by (used in) operating activities	11,574,704
Cash Flows from Financing Activities
Proceeds from borrowings	1,200,000
Cash distributions paid to shareholders	(11,760,888)
Cost of shares repurchased and retired	(959,221)
Net cash provided by (used in) financing activities	(11,520,109)
Net Increase (Decrease) in Cash	54,595
Cash at the beginning of period	—
Cash at the end of period	$54,595

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$904,437

See accompanying notes to financial statements.

26	NUVEEN

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NUVEEN	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired		Repur chased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 5/31:
2017(g)	$18.77	$0.67	$(0.85)	$(0.18)	$(0.65)	$—	$—	$(0.65)	$—	**	$—	$17.94	$15.41
2016	20.06	1.55	(1.28)	0.27	(1.65)	—	—	(1.65)	0.07		0.02	18.77	16.19
2015(f)	20.00	1.14	(0.14)	1.00	(1.03)	—	—	(1.03)	0.01		0.08	20.06	17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2017(g)	$137,500	$3,328
2016	136,300	3,464
2015(f)	170,300	3,405

28	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

(1.13)%	(1.07)%	$320,055	2.09	%*	6.53	%*	1.74	%*	6.87	%*	53%
2.26	0.09	335,846	2.22		7.80		1.63		8.40		87
5.60	3.99	409,558	2.10	*	7.10	*	1.40	*	7.80	*	104

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2017(g)	0.55	%*
2016	0.51
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
(g)	For the six months ending November 30, 2016.
*	Annualized.
**	Value rounds to less than $0.01.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

30	NUVEEN

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,427,336

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably Real Estate Investment Trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

32	NUVEEN

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Common Stocks	187,168,312	—		—		187,168,312
Convertible Preferred Securities	35,268,778	1,569,893	**	—		36,838,671
$25 Par (or similar) Retail Preferred	95,570,541	4,523,042	**	—		100,093,583
Convertible Bonds	—	3,161,000		—		3,161,000
Corporate Bonds	—	63,661,988		—		63,661,988
$1,000 Par (or similar) Institutional Preferred	—	27,597,277		—		27,597,277
Whole Loans	$—	$—		$21,580,336	**	$21,580,336
Corporate Notes	—	—		8,000,000	**	8,000,000
Investment Companies	3,822,629	—		—		3,822,629

Short-Term Investments:
Repurchase Agreements	—	6,840,493		—		6,840,493

Investments in Derivatives
Futures Contracts***	11,378	—		—		11,378
Total Return Swaps***	—	(768,311)		—		(768,311)
Total	$321,841,638	$106,585,382		$29,580,336		$458,007,356
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$35,794,041	$8,000,000	$43,794,041
Gains (losses):
Net realized gains (losses)	(5,068,779)	—	(5,068,779)
Change in net unrealized appreciation (depreciation)	1,064,734	—	1,064,734
Purchases at cost	7,296	—	7,296
Sales at proceeds	(10,500,123)	—	(10,500,123)
Net discounts (premiums)	283,167	—	283,167
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$21,580,336	$8,000,000	$29,580,336
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(4,068,286)	$—	$(4,068,286)

34	NUVEEN

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$7,841,798	Discounted Cash Flow	Yield Spread	2.900% - 2.95	0%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 1.00
	13,738,538	Appraisals	N/A	N/A
Corporate Notes	8,000,000	Price Ceiling	Cap	100.00
Total	$29,580,336

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Convertible Preferred Securities	$2,243,241	$—	$—	$(2,243,241)	$—	$—
$25 Par (or similar) Retail Preferred	2,954,492	—	—	(2,954,492)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$53,691,123	11.7%
Australia	23,281,968	5.1
United Kingdom	18,346,452	4.0
Singapore	16,585,720	3.6
Hong Kong	9,575,168	2.1
Spain	7,747,890	1.7
Other	44,166,649	9.6
Total non-U.S. Securities	$173,394,970	37.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

36	NUVEEN

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Multi-family loans	$7,588,098	75.3%	$—	—%	$—	—%	$—	—%	$2,493,685	24.7%	$10,081,783	100%
Commercial loans	3,761,838	32.7	—	—	4,046,315	35.2	—	—	3,690,400	32.1	11,498,553	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,840,493	$(6,840,493)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,221,917
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$11,378	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$183,632	$11,378

Total Return Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on total return swaps (,net)”.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on total return swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the

38	NUVEEN

fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Total return swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund utilized total return swaps with the objective of increasing income in the Fund. The Fund added five total return swaps for approximately $35 million using exchange traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio.

Average notional amount of total return swap contracts outstanding*	$23,416,752
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Swaps (OTC Uncleared)	Unrealized depreciation on total return swaps, net	$91,313	—	$—

Equity price	Swaps (OTC Uncleared)	Unrealized depreciation on total return swaps, net	(859,624)	—	—
Total			$(768,311)		$ —

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Total Return Swaps**	Gross Unrealized (Depreciation) on Total Return Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$91,313	$(859,624)	$91,313	$(768,311)	$317,440	$(450,871)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Equity price	Swaps	$(516,036)	$(768,311)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Repurchase Program

The Board has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 1,790,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board had authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On October 22, 2015, Nuveen announced the Fund’s third and final tender offer, which commenced on November 2, 2015 and expired on December 1, 2015. The tender offer was oversubscribed (55% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

	November 7, 2014 Expiration	May 8, 2015 Expiration	December 1, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944	20,241,550
Number of shares authorized for tender offer	2,534,438	2,268,394	2,024,155
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754	$18.1494
Number of shares outstanding after tender offer	22,809,944	20,415,550	18,217,395

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) during the current and prior fiscal periods were as follows:

	Six Months Ended 11/30/16	Year Ended 5/31/16
Shares:*
Repurchased and retired (open market purchases)	(59,500)	(496,500)
Repurchased and retired through tender offer December 1, 2015 expiration	—	(2,024,155)
Total	(59,500)	(2,520,655)
Open market purchases:
Weighted average price per share	$16.10	$15.41
Weighted average discount per share	15.30%	14.63%
*	As of November 30, 2016 and May 31, 2016, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	December 1, 2015
Purchase price per share	$18.1494
Discount per share	1.00%

40	NUVEEN

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $233,248,044 and $222,285,909, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$495,546,588
Gross unrealized:
Appreciation	$13,323,852
Depreciation	(50,106,151)
Net unrealized appreciation (depreciation) of investments	$(36,782,299)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, paydowns and nondeductible offering costs, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2016, the Fund’s last tax year end, as follows:

Paid-in surplus	$(188,498)
Undistributed (Over-distribution of) net investment income	(618,453)
Accumulated net realized gain (loss)	806,951

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$3,250,647
Undistributed net long-term capital gains	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interests, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on May 11, 2016 and paid on June 1, 2016.

The tax character of distributions paid during the Fund’s last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[2]	$32,196,361
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

As of May 31, 2016, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$80,413,610

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2016, the complex-level fee for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage and expenses related to the Fund’s tender offers, do not exceed 1.02% of the Fund’s average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

8. Borrowing Arrangements

The Fund has previously entered into a borrowing arrangement as a means of leverage.

During the current fiscal period, the Fund sourced its leverage from a bank through a 364-day combined $122,000,000 (maximum commitment amount) Term Loan and a $38,000,000 (maximum commitment amount) Revolving Line of Credit, (collectively, the “Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $137,500,000.

42	NUVEEN

Interest is charged on the Term Loan and the Revolving Line of Credit at a rate per annum equal to three-month LIBOR plus 0.65% and either one-month LIBOR or three-month LIBOR plus 0.65%, respectively. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $136,503,279 and 1.40%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. Subsequent Events

Borrowing Arrangements

On December 18, 2016, the Fund renewed its Borrowings through December 18, 2017. In conjunction with this renewal the Fund terminated the Term Loan and increased its Line of Credit to $152,000,000. All other terms remained unchanged.

NUVEEN	43

Additional

Fund Information

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company One Lincoln Street, Boston, MA 02111 U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	59,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

44	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Custom Blended Index (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

∎	Custom Blended Index (New Comparative Benchmark effective December 31, 2015): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

NUVEEN	45

Glossary of Terms Used in this Report (continued)

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

46	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	47

Approving the Fund’s

Investment Management and Investment Sub-Advisory Agreements

The Fund has entered into an Investment Management Agreement with Nuveen Fund Advisors, LLC (“NFA”) and NFA has entered into an Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC (“NAM” and, collectively with NFA, “Nuveen”) with respect to the Fund (collectively, the “Agreements”).

Each year, the Board of Trustees (the “Board”), which is comprised entirely of independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that NFA and NAM provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

At meetings held on May 10, 2016 and June 9, 2016, the Fund’s Board considered information relating to the proposed renewal of the Agreements. In considering the Agreements, the Board, advised by independent legal counsel, requested and received a substantial amount of information from NFA, NAM and the independent consultant on, among other things, the following factors: (i) the nature, quality and extent of NFA and NAM’s services, (ii) the comparative investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of NFA and NAM, including an analysis of the cost of providing services, (v) whether economies of scale are realized and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to NFA and NAM from their relationship with the Fund. The Board was aware that there are alternatives to retaining NFA and NAM. Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services provided to the Fund under the Agreements. The Board noted that the Investment Management Agreement provides for the supervision of the Fund’s investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund’s securities. The Board further noted that the Investment Sub-Advisory Agreement provides that NAM makes investment decisions, place purchase and sale orders for portfolio transactions in the Fund and employs professional portfolio managers and securities analysts to provide research services relating to the Fund. The Board also considered that Nuveen is responsible for providing certain corporate administrative functions, including accounting and bookkeeping, supervising all administrative and clerical personnel, compiling and maintaining records with respect to the Fund’s operations, preparing and filing reports with the SEC, and preparing proxy materials and periodic reports to the shareholders. The Board considered the quality of the services provided and the quality of Nuveen’s resources that are available to the Fund. The Board evaluated Nuveen’s administrative, accounting, tax, legal, risk management and compliance services and the size and functions of its staff providing investment management services to the Fund. The Board also noted that it receives and reviews information on these services throughout the year. In this regard, the Board noted that, during the period since the Fund’s inception, Nuveen provided fee concessions to the Fund, and the Board considered those concessions when reviewing the performance and expenses of the Fund.

Investment Performance

The Board noted that the Fund is in the 24th percentile among the funds in the Lipper Sector Equity peer group for the one-year ended March 31, 2016. The Board also considered supplemental performance data provided by NFA and noted that the Fund outperformed its two performance benchmarks during the first quarter, one-year and since inception periods ended March 31, 2016. The Board also considered the Fund’s discount history and whether the continuity of services provided by NFA and NAM might minimize the Fund’s trading discount in the future.

48	NUVEEN

Fees and Expenses

The Board considered that the Fund currently has the lowest net total fee and expense ratio in its peer group by a wide margin and that if Nuveen were to substitute the contractual management fee (without fee waivers) for the actual management fee (with fee waivers) then the Fund would still have the second lowest net fee and expense ratio in its peer group. The Trustees further considered the Fund’s fee schedule, noting that it is consistent with other Nuveen funds that have a similar mandate and that NAM’s fee is paid by NFA.

Profitability of NFA and NAM

The Board examined Nuveen’s costs in providing investment advisory services to the Fund. The Board considered that NFA is currently waiving a portion of the management fees it receives from the Fund and, as a result, the Fund operates at a loss to Nuveen.

Economies of Scale

The Board considered that the Fund’s fee schedule is comprised of two components: a Fund-level fee and a complex-level fee, both of which are subject to specified breakpoints. The Board noted that the Fund-level breakpoints are based on the Fund’s assets under management and the complex-level breakpoints are based on the aggregate Nuveen mutual fund and closed-end fund assets under management and enable Fund shareholders to benefit from complex-wide economies of scale due to on-going growth in mutual fund and closed-end fund assets across the fund complex. The Board noted that Nuveen had agreed to cap expenses for the first two years after the closing of the mergers of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (together, the “predecessor funds”) into the Fund in September 2014. Nuveen agreed to waive fees or reimburse expenses during such two year time period so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund would be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the predecessor funds for the period from the first day of the then-current fiscal year through the last day of the month prior to the consummation of the mergers, on an annualized basis.

Other Benefits to NFA and NAM

The Board also considered the direct and indirect benefits that may accrue to Nuveen from its relationship with the Fund. In this regard, the Trustees noted that there are no fall-out benefits accruing to Nuveen for its management of the Fund.

After full consideration of these factors, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of Nuveen’s operations, resources, experience, reputation and personnel and that approval of the Agreements was in the interest of the Fund.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-D-1116D        22029-INV-B-01/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
June 1-30, 2016	10,300	$16.28	10,300	1,692,200
July 1-31, 2016	0		0	1,692,200
August 1-31, 2016	0		0	1,692,200
September 1-30, 2016	0		0	1,790,000
October 1-31, 2016	10,000	$16.47	10,000	1,780,000
November 1-30, 2016	39,200	$15.96	39,200	1,740,800
Total	59,500

*	The registrant’s repurchase program, for the repurchase of 2,025,000 shares was authorized on September 30, 2015. The program was reauthorized for a maximum repurchase amount of 1,790,000 shares on September 30, 2016. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diversified Real Asset Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 3, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 3, 2017